Advisory Research Emerging Markets Opportunities Fund
(Ticker Symbol: ADVMX)

A series of Investment Managers Series Trust

Supplement dated June 30, 2017, to the
Summary Prospectus dated March 1, 2017.

Effective July 1, 2017 (the “Effective Date”), Drew Edwards and Marco P. Priani will no longer serve as portfolio managers of the Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Fund”). Stephen Evans will be added and Kevin A. Ross will continue as a portfolio manager to the Emerging Markets Fund. Accordingly, as of the Effective Date, the “Portfolio Managers” section on page 4 of the Summary Prospectus is replaced with the following:

Kevin A. Ross and Stephen Evans are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Portfolio Manager of the Fund Since:
Kevin A. Ross	2017
Stephen Evans	2017

Please file this Supplement with your records.